Exhibit (c)(5)
Updated Discussion Materials for BlueLinx Holdings Inc. Special Committee Preliminary Valuation Analysis PRELIMINARY DRAFT Strictly Confidential SUBJECT TO REVISION August 11, 2010 1

PRELIMINARY DRAFT — SUBJECT TO REVISION Disclaimer This presentation was prepared by Citadel Securities LLC (“Citadel”). This presentation is for discussion purposes only, and is designed for use by specific persons familiar with the business and affairs of the company. This presentation is being furnished and should be considered only in connection with other information, oral or written, being provided by Citadel in connection herewith. In providing this presentation, Citadel has relied upon, without independent verification, information that is publicly available, including prevailing financial and market conditions as of the date hereof, and upon information provided by or on behalf of the company and its management, all of which are subject to material change. Citadel does not warrant the completeness or accuracy of any of the information contained herein, and does not assume any responsibility for independent verification of any of the information contained herein, including any forecasts or projections set forth herein. Citadel assumed, without independent verification, that such forecasts and projections have been reasonably prepared on bases reflecting the best currently estimates and judgments of management (or with respect to forecasts and projections obtained from public sources, represent reasonable estimates). Citadel and its affiliates expressly disclaim any and all liability which may be based on this document and any errors therein or omissions therefrom. In addition, Citadel assumes no obligation to update or correct any of the information contained herein. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Nothing contained herein should be deemed to be a recommendation from Citadel to any party to enter into any transaction or to take any course of action. The recipient of this report must make its own independent decisions regarding any securities or financial instruments mentioned herein. Citadel is not an expert on, and does not render opinions regarding legal, accounting, regulatory or tax matters. We recommend that the special committee seek independent third party legal, accounting, regulatory and tax advice regarding the contents of this document. Neither this presentation nor any of its contents may be summarized, excerpted from, disclosed publicly or made available to any third parties or used for any other purpose without the prior written consent of Citadel. Citadel Securities August 11, 2010 2 2

PRELIMINARY DRAFT — SUBJECT TO REVISION Table of Contents I. Summary of Management Projections II. Summary Valuation Analysis III. Detailed Valuation Analysis A. Comparable Company Analysis B. Precedent Transaction Analysis C. Discounted Cash Flow Analysis Appendix Citadel Securities August 11, 2010 3 3

I. Summary of Management Projections Citadel Securities September 11, 2009 4

PRELIMINARY DRAFT — SUBJECT TO REVISION Management Projections Scenario Overview » Management has developed three financial forecast scenarios for 2010E to 2015E with the main assumptions set out below » We have conducted a valuation analysis on each of the scenarios for comparative purposes Assumptions Management Downside Case Management Base Case Management Upside Case 2010 2012 2015 2010 2012 2015 2010 2012 2015 Original Housing Starts (‘000): 575 900 1,400 601 950 1,450 625 1,000 1,500 Updated Housing Starts (‘000): 575 900 1,400 601 1,000 1,500 625 1,100 1,600 Revenue Total Revenue ($mm): $1,857.3 $2,851.2 $4,705.4 $1,939.0 $3,168.0 $5,041.5 $2,018.8 $3,484.8 $5,377.6 Revenue/Incremental Start ($mm): $3.2 $3.2 $3.4 $3.2 $3.2 $3.4 $3.2 $3.2 $3.4 Profitability Gross Margin ($mm): $222.5 $335.0 $552.9 $232.3 $372.2 $592.4 $241.8 $409.5 $631.9 Gross Margin (%): 11.98% 11.75% 11.75% 11.98% 11.75% 11.75% 11.98% 11.75% 11.75% EBITDA ($mm): $(1.4) $48.9 $186.7 $8.5 $60.9 $205.1 $18.0 $83.3 $229.4 EBITDA Margin (%): (0.07)% 1.71% 3.97% 0.44% 1.92% 4.07% 0.89% 2.39% 4.27% Sales Headcount: 619 669 724 619 726 736 619 735 736 Cash Flow Capital Expenditures ($mm): $5.2 $10.0 $12.0 $5.2 $10.0 $12.0 $5.2 $10.0 $12.0 Working Capital Investment: 20.6 46.1 48.2 20.6 40.3 48.2 20.6 45.8 47.2 NOL Balance of $13.2mm as of NOL Balance of $13.2mm as of NOL Balance of $13.2mm as of Taxes: 07/03/2010 and utilization of NOL 07/03/2010 and utilization of NOL 07/03/2010 and utilization of NOL balance through 2014; full tax payer balance through 2013; full tax payer balance through 2013; full tax payer at 39% in 2015 at 39% in 2014 and 2015 at 39% in 2014 and 2015 Citadel Securities August 11, 2010 5 5

PRELIMINARY DRAFT — SUBJECT TO REVISION Comparison of Projections: Management vs. CAI ($ in millions) Fiscal Year Ended December 31, 2010E 2011E 2012E 2013E 2014E 2015E Housing Starts (‘000s) Management Downside Case 575 725 900 1,050 1,200 1,400 Management Base Case 601 825 1,000 1,150 1,300 1,500 Management Upside Case 625 900 1,100 1,250 1,400 1,600 CAI Base Case 625 625 750 850 1,200 NA CAI Upside Case 625 750 850 1,200 1,300 NA Revenue Per Start Management Downside Case $3.23 $3.08 $3.17 $3.26 $3.36 $3.36 Management Base Case 3.23 3.08 3.17 3.26 3.36 3.36 Management Upside Case 3.23 3.08 3.17 3.26 3.36 3.36 CAI Base Case $2.91 $2.91 $2.91 $2.97 $3.03 NA CAI Upside Case 2.91 2.91 2.97 3.03 3.09 NA Revenue Management Downside Case $1,857.3 $2,230.1 $2,851.2 $3,426.2 $4,033.2 $4,705.4 Management Base Case 1,939.0 2,537.7 3,168.0 3,752.5 4,369.3 5,041.5 Management Upside Case 2,018.8 2,768.4 3,484.8 4,078.8 4,705.4 5,377.6 CAI Base Case $1,820.1 $1,820.1 $2,184.1 $2,525.1 $3,636.5 NA CAI Upside Case 1,820.1 2,184.1 2,525.1 3,636.5 4,018.7 NA EBITDA Management Downside Case ($1.4) $11.1 $48.9 $89.2 $137.2 $186.7 Management Base Case 8.5 31.9 60.9 104.5 156.8 205.1 Management Upside Case 18.0 45.9 83.3 128.3 180.7 229.4 CAI Base Case ($9.6) ($15.5) $3.5 $24.9 $105.6 NA CAI Upside Case (9.6) 12.2 28.4 107.7 127.8 NA Working Capital Increase / (Decrease) Management Downside Case $20.6 $1.6 $46.1 $30.2 $58.0 $48.2 Management Base Case 20.6 28.5 40.3 30.4 58.3 48.2 Management Upside Case 20.6 44.1 45.8 36.7 52.5 47.2 CAI Base Case $5.8 — ($8.9) ($8.9) ($88.3) NA CAI Upside Case 5.8 (8.9) (48.6) (73.0) (14.6) NA Source: Company Management and Public filings Citadel Securities August 11, 2010 6 6

PRELIMINARY DRAFT — SUBJECT TO REVISION Housing Starts Forecasts Case Summary 2010 2011 2012 2013 2014 2015 (‘000s) Management Downside 575 725 900 1050 1200 1400 Management Base 601 825 1000 1150 1300 1500 Management Upside 625 900 1100 1250 1400 1600 CAI Base 625 625 750 850 1200 CAI Upside 625 750 850 1200 1300 Forecast Sources: Avg. Excl. Wachovia/ July-2010 Co. Model Avg. Bounds Median RISI NAHB (1) NAR Freddie-Mac Wells (1) RBC GS APA 2010 601 641 642 639 620 647 679 660 580 665 629 630 2011 825 876 883 862 710 938 965 1000 850 884 838 835 Avg. Excl. Wachovia/ March-2010 Co. Model Avg. Bounds Median RISI NAHB NAR Freddie-Mac Wells RBC GS APA 2010 650 719 708 689 840 697 758 780 660 680 669 665 2011 900 1,019 1,015 1,018 1260 1041 1064 1200 800 894 894 995 Source: Company Management and filings (1) Per July 20, 2010 APA Housing Starts reports Citadel Securities August 11, 2010 7 7

II. Summary Valuation Analysis Citadel Securities September 11, 2009 8

PRELIMINARY DRAFT — SUBJECT TO REVISION Valuation Methodology Overview Citadel has been asked to provide a valuation of BlueLinx for the Special Committee. Citadel has utilized three generally accepted valuation methods for assessing the implied Total Enterprise Value (“TEV”) of the Company: (1) Comparable Company Analysis; (2) Precedent Transactions Analysis; and (3) Discounted Cash Flow Analysis (DCF) » The value of a company is estimated based on the implied valuations of other publicly traded companies with relatively similar operating and financial characteristics » Citadel’s analysis of the selected companies includes a review of the financial information of each company in the peer group as Comparable Company well as an assessment of, among other things, scale of business, cyclical nature of revenues, growth prospects and product mix Analysis • Citadel made certain qualitative judgments concerning differences between the characteristics of BlueLinx and the comparable companies in the peer group » Upon selecting an appropriate peer group, Citadel determined the TEVs and calculated the implied multiples of Mid-cycle EBITDA, 2010E EBITDA, 2011E EBITDA » The value of a company is estimated by examining publicly disclosed information in two categories of transactions: • Reviewing M&A transactions of comparable companies and analyzing the TEV as a multiple of Mid-cycle EBITDA (for BlueLinx, defined as average of 2004 -2009 EBITDA adjusted for one-time charges. A range of these multiples is then applied to BlueLinx’s Mid-cycle EBITDA to arrive at an estimate of implied TEV • Reviewing similar minority squeeze-out transactions and analyzing the premia paid on the target company’s share price. A Precedent Transactions range of these premia is then applied to BlueLinx’s share price on dates prior to the tender offer announcement to arrive at Analysis the implied equity value per share » This methodology requires qualitative judgments since each transaction occurs under unique circumstances and involves assets with specific and unique characteristics » Given cyclicality of this industry, the limited number of public transactions over the past 10 years and lack of transfer of control, the Precedent Transactions Analysis is viewed as a less relevant indication of value » The DCF analysis estimates the value of an asset or business by ascertaining the present value of expected future cash flows to be generated by the business » The cash flows analyzed include the value of unlevered free cash flows over the forecast period, plus a terminal value to account for the theoretical future value of the business beyond the forecast period, discounted to the present at a weighted average cost of Discounted Cash Flow capital commensurate with the risk of the cash flows Analysis • The terminal value is computed by applying a Mid-cycle EBITDA of comparable companies and precedent transactions on BlueLinx’s forecasted Mid-cycle EBITDA » Citadel used Management Projections for the 2010E — 2015E period to derive projected unlevered free cash flows and discounted these cash flows, and the estimated terminal value, at BlueLinx’s theoretical weighted average cost of capital (WACC) Citadel Securities August 11, 2010 9 9

PRELIMINARY DRAFT — SUBJECT TO REVISION Valuation Summary Methodology Implied Equity Reference Range Per Share 52 Week Range $2.24 $6.32 Public (1) Benchmarks Analyst Estimates $3.40 $4.09 Historical Mid-Cycle Multiple $0.00 $4.27 Company Analysis EBITDA Downside Case $0.00 $1.73 Comparable Fwd. ‘09A -’15E Mid-Cycle Base Case $0.00 $4.48 Upside Case $2.30 $7.84 Precedent Analysis EBITDA Multiples $0.00 $4.27 Transaction Premia Paid $3.39 $4.61 Downside Case $0.00 $1.39 Cash Flow Analysis Discounted Base Case $0.03 $4.13 Upside Case $2.54 $7.49 CAI Tender Offer Price of Current Price of $3.65 Per Share $3.40 Per Share as of 8/10/2010 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 (1) Analyst estimates reflect the present value of the 12-18 month price targets based upon a 17.5% discount rate (approximately midpoint of BXC’s estimate cost of equity). Goldman Sachs 12 month price target terminated coverage Citadel Securities August 11, 2010 10 10

PRELIMINARY DRAFT — SUBJECT TO REVISION Analysis At Various Prices ($ in millions, except per share prices) BXC 1 Day CAI Current Pre Ann. Offer Illustrative Transaction Price Stock Price (08/10/10) $3.65 $2.51 $3.40 $3.75 $4.00 $4.25 $4.50 Premium NA (31.2%) (6.8%) 2.7% 9.6% 16.4% 23.3% % 52 Week High ($6.32) 6.32 57.8% 39.7% 53.8% 59.3% 63.3% 67.2% 71.2% % 52 Week Low ($2.24) 2.24 162.9% 112.1% 151.8% 167.4% 178.6% 189.7% 200.9% Premium Prior to Announcement ($2.51 on 7/21/10) 1 Day ($2.51) 45.4% 0.0% 35.5% 49.4% 59.4% 69.3% 79.3% 1 Week ($2.85) 28.1% (11.9%) 19.3% 31.6% 40.4% 49.1% 57.9% 1 Month ($3.07) 18.9% (18.2%) 10.7% 22.1% 30.3% 38.4% 46.6% Equity Value $127.8 $87.9 $119.0 $131.3 $140.0 $148.8 $157.5 Plus: Debt @ 7/3/2010 (1) 448.9 448.9 448.9 448.9 448.9 448.9 448.9 Less: Cash @ 7/3/2010 (2) (44.8) (44.8) (44.8) (44.8) (44.8) (44.8) (44.8) Enterprise Value $531.8 $491.9 $523.0 $535.3 $544.1 $552.8 $561.6 Financial Statistic (3) Implied Transaction Multiples Enterprise Value / Mid-Cycle EBITDA 2004A — 2009A $79.1 6.7x 6.2x 6.6x 6.8x 6.9x 7.0x 7.1x Enterprise Value / EBITDA 2010E Downside Case $0.9 NM NM NM NM NM NM NM 2010E Base Case 10.8 49.4x 45.7x 48.6x 49.8x 50.6x 51.4x 52.2x 2010E Upside Case 20.3 26.2 24.2 25.8 26.4 26.8 27.2 27.7 2011E Downside Case $11.1 48.0x 44.4x 47.2x 48.3x 49.1x 49.9x 50.7x 2011E Base Case 31.9 16.6 15.4 16.4 16.8 17.0 17.3 17.6 2011E Upside Case 45.9 11.6 10.7 11.4 11.7 11.9 12.1 12.2 Source: Company Management and filings Note: Fully Diluted Share count of 35.0mm shares (1) Debt of $448.9mm excludes unfunded pension liability of $17.0mm (2) Cash of $44.8 includes restricted cash in escrow for mortgage liability of $26.0mm (3) Mid-cycle EBITDA calculated as the average EBITDA from 2004 — 2009. Per Company Management, the $17.8mm gain from Georgia-Pacific (net of $1.0mm write-off of an intangible asset associated with the agreement) is equivalent to the present value of lost future contributions over the remaining life of the contract originally scheduled to end on May 7, 2010 (contract terminated April 27, 2009). The 2009 and 2010E EBITDA are pro forma to assume the early termination did not occur and are pro-rata for the amount expected to be generated in 2010 (i.e. 33% of the total gain). 2010E and 2011E EBITDA per management Citadel Securities August 11, 2010 11 11

PRELIMINARY DRAFT — SUBJECT TO REVISION Overview of Other Factors Impacting Value » The following additional factors have been included in our analysis Overview » As of Q2 2010, BlueLinx has an unfunded pension liability of $17.0mm Unfunded • Although there is no need to fund these obligations at the closing of any potential transaction, these unfunded liabilities Pension are implicitly a factor impacting transaction value as they are considered ‘debt-like’ » In June 2006, BlueLinx entered into an Interest Rate Swap agreement related to the variable rate revolving credit facility • Swap agreement is in place through April 2011 • Notional amount of $150.0mm Swap • BlueLinx receives monthly interest at 30 day LIBOR and pays a fixed rate of 5.4% Agreement » Swap agreement is currently ineffective since the Company reduced its borrowings under the credit facility » As of Q2 2010, the fair market value of the swap liability is $6.2mm • Although there is no need to fund this obligation at the closing of any potential transaction, there is a direct negative cash flow impact on BlueLinx’s performance and therefore implicitly affects valuation » As of Q2 2010, the Company had an NOL balance of $13.2mm Net Operating • As a result, the Company is not projected to pay cash taxes until 2013 in the base case and upside case, and 2014 in the Losses downside case Source: Company Management Citadel Securities August 11, 2010 12 12

III. Detailed Valuation Analysis 1 Citadel Securities September 11, 2009 3

A. Comparable Company Analysis 1 Citadel Securities September 11, 2009 4

PRELIMINARY DRAFT — SUBJECT TO REVISION Comparable Company Analysis Overview Citadel selected a group of comparable companies and identified an appropriate range of valuation multiples to calculate the estimated TEV for BlueLinx » The comparable companies analysis establishes a benchmark for asset valuation by deriving the value of publicly traded “comparable” companies. After analyzing BlueLinx’s business operations and industry, a universe of companies is complied from various sources including database research, industry review, discussions with management and Citadel’s knowledge of the industry • A key factor to this approach is the selection of companies with relatively similar business and operational characteristics. Criteria for selecting comparable companies include, among other things: » Scale of business » Cyclical nature of revenues » Growth prospects » Product mix » The selection of truly comparable companies is often difficult and subject to interpretation. The underlying concept, however, is to develop a premise for relative value, which when coupled with other approaches, presents a foundation for determining TEV » Valuation multiples for each comparable company were calculated. Common valuation multiples include TEV as a multiple of forward annual EBITDA, historical and forward Mid-cycle EBITDA (Mid-cycle EBITDA is usually considered the most relevant valuation multiple for cyclical building products, manufacturing and distribution companies) • For the universe of companies Citadel focused on 2004 to 2009 to arrive at historical Mid-cycle multiples; 2010E and 2011E EBITDA multiples • For BlueLinx, historical Mid-cycle EBITDA defined as average of 2004-2009 EBITDA (adjusted for one-time charges), and forward Mid-cycle EBITDA defined as average of 2009E-2015E EBITDA » Citadel believes that public market comparables analysis should not be entirely based on quantitative mechanics. Citadel, as a result, made qualitative judgments concerning differences between, among other relevant characteristics, the financial, operating and business characteristics of BlueLinx and its selected comparable public companies Citadel Securities August 11, 2010 15 15

PRELIMINARY DRAFT — SUBJECT TO REVISION Comparable Company Analysis Price as of Market Enterprise TEV / Adjusted EBITDA(3) Price / Earnings(4) Company 8/10/10 Value Value(1) Mid-Cycle(2) 2010E(4) 2011E(4) 2010E 2011E BlueLinx (Current) $3.65 $128 $532 6.7x 36.9x 11.3x NM 52.1x BlueLinx (Offer) 3.40 119 523 6.6 36.3 11.1 NM 48.6 BlueLinx (Pre-Announcement) 2.51 88 492 6.2 34.2 10.4 NM 35.9 Wood Products Ainsworth $2.63 $265 $675 6.6x 22.6x NM NM NM Canfor 8.04 1,148 1,532 11.1 5.1 7.6 42.3 34.9 Louisiana-Pacific 7.25 946 1,275 5.2 10.9 7.5 NM 29.0 Norbord 12.11 533 905 4.0 7.0 5.1 15.2 10.7 Universal Forest Products 30.36 590 643 5.5 7.0 5.4 20.4 14.0 West Fraser 37.43 1,622 1,841 7.0 4.8 5.4 14.4 19.1 Max 11.1x 22.6x 7.6x 42.3x 34.9x Mean 6.6 9.6 6.2 23.1 21.5 Median 6.0 7.0 5.4 17.8 19.1 Min 4.0 4.8 5.1 14.4 10.7 Distributors Beacon Roofing Supply(5) $14.61 $668 $926 7.5x 6.1x 14.3x 11.0x Builders FirstSource 2.14 207 252 NM NM NM NM CanWel Building 4.23 258 421 9.3 7.1 9.7 7.3 Huttig Building Products 1.07 26 77 NA NA NA NA Interline Brands 18.00 608 799 8.4 7.2 17.1 13.3 Simpson Manufacturing 24.53 1,216 996 6.8 7.0 22.4 17.7 Watsco 55.70 1,920 2,021 16.1 12.8 22.3 17.4 Max 16.1x 12.8x 22.4x 17.7x Mean 9.6 8.0 17.2 13.3 Median 8.4 7.1 17.1 13.3 Min 6.8 6.1 9.7 7.3 Source: Wall Street Research, Company Filings Notes: Dollars in U.S. millions, except per share; Pricing as of 08/10/10; Based on most recent financials (1) Enterprise Value = Market Value of Equity + Debt + Preferred Equity + Minority Interest — Cash and Marketable Securities (2) Mid-cycle EBITDA calculated as the simple average of the annual Adjusted EBITDA from 2004-2009 (3) Adjusted EBITDA = Operating Income + D&A (from Cash Flow Statement) + Stock-Based Compensation + non-recurring expenses (4) Per Wall Street Research (5) Beacon Roofing Supply’s Adjusted EBITDA calendarized to a December 31 year end Citadel Securities August 11, 2010 16 16

PRELIMINARY DRAFT — SUBJECT TO REVISION Valuation Analysis Summary Comparable Company Analysis ($ in millions, except per share data) Financial Multiple Range Enterprise Value Equity Value Per Share Statistic(1) Low High Low High Low High Low High Downside Case Wood Products Public Companies EV / ‘04 — ‘09 Mid-Cycle EBITDA $79.1 5.0x 7.0x $395.4 $553.5 ($8.7) $149.5 ($0.25) $4.27 EV / Fwd. ‘09-’15E Mid-Cycle EBITDA 66.4 5.0 7.0 331.9 464.7 (72.1) 60.7 (2.06) 1.73 EV / 2010E EBITDA 0.9 7.0 9.0 6.5 8.3 (397.6) (395.7) (11.36) (11.31) EV / 2011E EBITDA 11.1 5.5 7.5 60.9 83.1 (343.1) (321.0) (9.80) (9.17) Distribution Public Companies EV / 2010E EBITDA $0.9 7.5x 9.5x $6.9 $8.8 ($397.1) ($395.3) ($11.34) ($11.29) EV / 2011E EBITDA 11.1 7.0 9.0 77.5 99.7 (326.5) (304.4) (9.33) (8.70) Implied Reference Range $0.00 $4.27 Base Case Wood Products Public Companies EV / ‘04 — ‘09 Mid-Cycle EBITDA $79.1 5.0x 7.0x $395.4 $553.5 ($8.7) $149.5 ($0.25) $4.27 EV / Fwd. ‘09-’15E Mid-Cycle EBITDA 80.1 5.0 7.0 400.5 560.7 (3.5) 156.7 (0.10) 4.48 EV / 2010E EBITDA 10.8 7.0 9.0 75.3 96.8 (328.7) (307.2) (9.39) (8.78) EV / 2011E EBITDA 31.9 5.5 7.5 175.7 239.6 (228.3) (164.4) (6.52) (4.70) Distribution Public Companies EV / 2010E EBITDA $10.8 7.5x 9.5x $80.7 $102.2 ($323.3) ($301.8) ($9.24) ($8.62) EV / 2011E EBITDA 31.9 7.0 9.0 223.6 287.5 (180.4) (116.5) (5.15) (3.33) Implied Reference Range $0.00 $4.48 Upside Case Wood Products Public Companies EV / ‘04 — ‘09 Mid-Cycle EBITDA $79.1 5.0x 7.0x $395.4 $553.5 ($8.7) $149.5 ($0.25) $4.27 EV / Fwd. ‘09-’15E Mid-Cycle EBITDA 96.9 5.0 7.0 484.7 678.6 80.6 274.5 2.30 7.84 EV / 2010E EBITDA 20.3 7.0 9.0 142.0 182.6 (262.0) (221.4) (7.48) (6.33) EV / 2011E EBITDA 45.9 5.5 7.5 252.2 343.9 (151.8) (60.1) (4.34) (1.72) Distribution Public Companies EV / 2010E EBITDA $20.3 7.5x 9.5x $152.2 $192.8 ($251.8) ($211.3) ($7.19) ($6.04) EV / 2011E EBITDA 45.9 7.0 9.0 321.0 412.7 (83.1) 8.6 (2.37) 0.25 Implied Reference Range $0.00 $7.84 Note: As of 7/30/2010, cash (including restricted cash in escrow for mortgage liability), debt and fully diluted share count equal $44.8mm, $448.9mm and 35.0mm, respectively; per management (1) Mid-cycle EBITDA calculated as the average of the annual EBITDA from 2004 — 2009. Per Company Management, the $17.8mm gain from Georgia-Pacific (net of $1.0mm write-off of an intangible asset associated with the agreement) is equivalent to the present value of lost future contributions over the remaining life of the contract originally scheduled to end on May 7, 2010 (contract terminated April 27, 2009). The 2009 and 2010E EBITDA are pro forma to assume the early termination did not occur and are pro-rata for the amount expected to be generated in 2010 (i.e. 33% of the total gain). 2010E and 2011E EBITDA per management Citadel Securities August 11, 2010 17 17

B. Precedent Transaction Analysis 1 Citadel Securities September 11, 2009 8

PRELIMINARY DRAFT — SUBJECT TO REVISION Precedent Transactions Analysis Overview Citadel reviewed public information in two categories of transactions: merger and acquisition transactions involving building products distributors and wood products manufacturers with operating and financial characteristics similar to BlueLinx and determined the implied range of valuation multiples to calculate an estimated TEV for BlueLinx; and similar minority squeeze-out transactions using this data, Citadel determined the implied premia range to calculate an estimated Equity Value for BlueLinx » In reviewing merger and acquisition transactions involving building products distributors and wood products manufacturers, Citadel computes the implied valuation multiples for each precedent transaction. Common valuation multiples included TEV (based on the total price paid for the transaction) as a multiple of Mid-cycle EBITDA • Citadel used TEV to Mid-cycle EBITDA multiples, as this is usually considered the most relevant valuation multiple for highly cyclical businesses like building materials distributors companies and wood product manufacturers • Citadel focused on valuation multiples based on Mid-cycle EBITDA computed as the average of annual EBITDA from 2004 to 2009 (for BlueLinx, adjusted for one-time charges) » Unlike the Comparable Company Analysis, the TEV derived using this methodology reflects a “control” premium (i.e., a premium paid to purchase a majority or controlling position in the assets of the company). This methodology generally produces higher valuations than the Comparable Company Analysis • Given lack of transfer of control, this is a less relevant methodology for evaluating this transaction » In reviewing similar squeeze-out transactions, Citadel computes the implied premia paid on each target company’s share price • The implied premia is based on the additional value paid above the target company’s share price at dates prior to the announcement of the transaction » Citadel believes that Precedent Transactions Analysis should not be entirely based on quantitative mechanics. Citadel, as a result, made qualitative judgments concerning the differences between the characteristics of these transactions and other factors and issues that could affect the price an acquirer is willing to pay in an acquisition Citadel Securities August 11, 2010 19 19

PRELIMINARY DRAFT — SUBJECT TO REVISION Precedent Transactions Analysis Implied EV / Adjusted EBITDA (2) Buyer Target Enterprise Value (1) LTM Mid-Cycle (3) Announced Date Wood Products 03/29/2010 Brascan Asset Mgmt, Tricap Ainsworth $619.8 135.9x 5.9x 12/21/2006 Georgia-Pacific International Paper (Mills) (4) 237.0 NA NA 11/29/2006 West Fraser Timber International Paper (Mills) (5) 244.4 10.1 NA 01/19/2006 Canfor New South Companies (6) 206.5 5.9 NA 07/21/2004 West Fraser Timber Weldwood of Canada (7) 950.9 5.2 7.8 11/25/2003 Canfor Slocan Forest Products (8) 485.7 7.2 4.9 Max 135.9x 7.8x Mean 32.9 6.2 Median 7.2 5.9 Min 5.2 4.9 Distributors 02/02/2006 JLL Partners & Warbug Pincus Builders FirstSource $1,149.1 8.4x 01/09/2006 Home Depot Hughes Supply 3,638.6 12.7 08/09/2005 Beacon Roofing Supply SDI Holding (9) 153.0 8.5 11/10/2004 CanWel Building Materials Sodisco-Howden Group 91.1 7.4 08/06/2004 Gulfside Supply Eagle Supply Group (10) 66.4 6.5 05/16/2003 Investor Group Wolohan Lumber 40.6 4.7 04/03/2003 Bradco Supply Wickes 193.1 17.0 02/11/2000 Guardian Industries Cameron Ashley Building Products 352.7 6.8 Max 17.0x Mean 9.0 Median 7.9 Min 4.7 Source: Wall Street Research, Company Filings Notes: Dollar amounts in U.S. millions except per share amounts (1) Enterprise Value = Offer price per share x Fully Diluted Shares Outstanding + Short-term Debt + Long-term Debt + Preferred Equity + Minority Interest — Cash and Marketable Securities (2) Adjusted EBITDA = Operating Income + D&A (from Cash Flow Statement) + non-recurring expenses included in Operating Income (3) Mid-Cycle EBITDA calculated as the average EBITDA of 5 -6 years prior to transaction announcement. (4) Implied Enterprise Value equal to transaction price. Source: Wall Street research (5) LTM Adj. EBITDA based on 2006 YTD data. Excludes synergies. Source: Wall Street research (6) Implied Enterprise Value equal to transaction price. Source: Wall Street research (7) Excludes synergies. Source: Wall Street research (8) LTM Adj. EBITDA based on 2003E Adj. EBITDA. Excludes synergies. Source: Wall Street research (9) Source: Wall Street research (10) Fiscal year end 6/30 Citadel Securities August 11, 2010 20 20

PRELIMINARY DRAFT — SUBJECT TO REVISION Precedent Minority Squeeze-Out Transactions (>30%) Tansaction Date Offer Premium Prior to Target Stock Price Transaction % Final % Announced Effective Target Name Acquiror Name Value ($mm) Acquired 1 Day 1 Week 4 Weeks Increase 06/02/10 Pending Gerdau Ameristeel Corp Gerdau Steel North America Inc $1,607 33.7% 52.6% 55.9% 60.8% 0.0% 09/09/09 Pending Landry’s Restaurants Inc Tilman J Fertitta 178 44.9% 125.6% 152.3% 154.7% 66.1% 07/29/09 12/17/09 OSG America LP Overseas Shipholding Group Inc 72 46.7% 41.4% 56.5% 52.1% 28.1% 07/13/09 12/21/09 iBasis Inc Koninklijke KPN NV 95 44.0% 130.8% 136.2% 129.0% 93.5% 08/12/08 11/04/08 UnionBanCal Corp Bank of Tokyo-Mitsubishi UFJ 3,707 34.6% 26.3% 28.6% 103.0% 16.7% 07/21/08 03/26/09 Genentech Inc Roche Holding AG 46,695 44.3% 16.1% 26.0% 28.1% 6.7% 03/10/08 01/02/09 Nationwide Finl Svcs Inc Nationwide Mutual Insurance Co 2,450 33.5% 37.8% 28.7% 28.7% 10.7% 10/23/07 05/09/08 Waste Industries USA Inc Investor Group 272 49.0% 33.5% 40.9% 31.5% 3.4% 07/17/07 04/15/08 Alfa Corp Investor Group 890 45.2% 44.7% 44.9% 31.5% 25.0% 06/21/07 12/21/07 Fun Technologies Inc Liberty Media Corp 97 47.0% 4.7% 9.2% 22.9% 0.1% 06/06/07 10/31/07 OCPI Oplink Communications Inc 79 41.9% 10.7% 10.0% 10.0% 0.0% 06/01/07 02/26/08 Nurun Inc Quebecor Media Inc 70 44.0% 31.9% 33.8% 35.7% 10.7% 02/26/07 08/15/07 St Lawrence Cement Grp Inc Holcim Ltd 584 36.6% 33.5% 45.9% 49.0% 8.1% 11/20/06 04/20/07 TD Banknorth Inc Toronto-Dominion Bank 3,232 43.0% 6.5% 8.4% 7.1% 0.0% 10/09/06 06/22/07 NetRatings Inc VNU NV 378 39.5% 44.1% 45.0% 46.1% 31.3% 07/08/05 03/22/06 Cruzan International Inc Absolut Spirits Co Inc 58 32.3% 12.5% 9.1% 8.7% 0.0% 07/01/05 10/28/05 Tipperary Corp Santos Ltd 140 45.5% 18.9% 16.1% 36.3% 0.3% 02/21/05 07/26/05 Eon Labs Inc Novartis AG 933 32.5% 11.0% 7.8% 23.5% 0.0% 08/02/04 12/08/04 Cox Communications Inc Cox Enterprises Inc 8,390 37.8% 26.0% 24.6% 25.2% 8.6% 02/19/02 04/11/02 Travelocity.com Inc Sabre Holdings Corp 447 30.0% 45.8% 40.3% 22.5% 21.7% 06/06/01 12/13/01 Liberty Financial Cos Inc Liberty Mutual Insurance Co 536 30.0% 24.8% 40.1% 40.4% 0.0% 05/14/01 10/31/01 Agency.com Ltd Seneca Investments LLC 54 34.3% 63.4% 45.0% 161.7% 11.7% 12/14/00 08/31/01 NPC International Inc O Gene Bicknell 94 35.0% 11.3% 6.8% 32.0% 1.3% 10/27/00 03/16/01 Azurix Corp Enron Corp 330 33.1% 135.1% 135.1% 135.1% 0.0% 07/24/00 01/11/01 Phoenix Investment Partners Phoenix Home Life Mutual 430 41.0% 44.0% 40.0% 62.6% 26.0% 04/24/00 07/17/00 Cherry Corp Investor Group 131 48.9% 103.1% 109.1% 70.3% 40.8% 04/07/00 05/22/00 Monarch Development Corp Taylor Woodrow PLC 142 45.0% 50.0% 56.3% 66.7% 0.0% 01/31/00 04/20/00 Thermo BioAnalysis Thermo Instrument Systems Inc 168 29.9% 51.4% 55.6% 53.4% 0.0% 01/19/00 02/09/00 Trigen Energy Corp Elyo 159 47.0% 38.2% 42.4% 31.9% 0.0% 01/19/00 04/19/00 Conning Corp Metropolitan Life Insurance Co 74 39.0% 15.6% 38.9% 52.1% 19.0% Max $46,695 49.0% 135.1% 152.3% 161.7% 93.5% Mean 2,416 39.6% 43.0% 46.3% 53.8% 14.3% Median 225 40.3% 35.6% 40.2% 38.4% 7.4% Min 54 29.9% 4.7% 6.8% 7.1% 0.0% 07/22/10(1) Pending BlueLinx Holdings Inc. CAI $50 44.6% 35.5% 19.3% 10.7% NA Source: SDC Note: Transactions criteria include minimum deal value of $50.0mm, greater than 30% acquired, target nationality U.S. or Canada, announcement date since 2000 and 100% cash acquisitions (1) Transaction percentage acquired equals the percent of shares CAI does not currently own Citadel Securities August 11, 2010 21 21

PRELIMINARY DRAFT — SUBJECT TO REVISION Valuation Analysis Summary Precedent Transaction Analysis ($ in millions, except per share data) Multiple Range Enterprise Value Equity Value Per Share Estimate(1) Low High Low High Low High Low High Wood Products Mid-Cycle EBITDA $79.1 5.0x 7.0x $395.4 $553.5 ($8.7) $149.5 ($0.25) $4.27 LTM EBITDA 5.9 6.0 8.0 35.6 47.4 (368.5) (356.6) (10.53) (10.19) Distribution LTM EBITDA 5.9 6.0 8.0 35.6 47.4 (368.5) (356.6) (10.53) (10.19) Implied Reference Range $0.00 $4.27 Premia Paid Analysis Stock Premium Range Implied Share Price Date Range Price Low High Low High 7/21/2010 One Day $2.51 35.0% 45.0% $3.39 $3.64 7/15/2010 One Week 2.85 40.0% 45.0% 3.99 4.13 6/22/2010 One Month 3.07 40.0% 50.0% 4.30 4.61 Implied Reference Range $3.39 $4.61 Note: As of 7/30/2010, cash (including restricted cash in escrow for mortgage liability), debt and fully diluted share count equal $44.8mm, $448.9mm and 35.0mm, respectively; per management (1) Mid-cycle EBITDA calculated as the average EBITDA from 2004 — 2009. Per Company Management, the $17.8mm gain from Georgia-Pacific (net of $1.0mm write-off of an intangible asset associated with the agreement) is equivalent to the present value of lost future contributions over the remaining life of the contract originally scheduled to end on May 7, 2010 (contract terminated April 27, 2009). The 2009 and LTM EBITDA are pro forma to assume the early termination did not occur and are pro-rata for the amount expected to be generated in 2010 (i.e. 33% of the total gain). Citadel Securities August 11, 2010 22 22

C. Discounted Cash Flow Analysis 2 Citadel Securities September 11, 2009 3

PRELIMINARY DRAFT — SUBJECT TO REVISION Discounted Cash Flow Analysis Overview Citadel conducted a DCF Analysis to estimate the TEV of BlueLinx based on the net present value (NPV) of projected unlevered free cash flows over a given forecast period » The discounted cash flow methodology reflects a company’s projected future earnings and financial performance » Management Projections dated August 5, 2010 (2010E — 2015E) are the bases of the DCF analysis • 2010E cash flows equal 2010 management projections less 1H 2010 actuals » “Unlevered Free Cash Flow” for purposes of a DCF analysis means the difference between cash inflows and cash outflows from operating activities reduced by cash taxes paid and capital expenditures, and adjusted for changes in net working capital. The future unlevered free cash flows are discounted by the weighted average cost of capital — or WACC — to derive a present value of such cash flows » The present value of BlueLinx’s cash flow from July 1, 2010 to December 31, 2015 was calculated by discounting the unlevered free cash flows at various WACC rates ranging from 8.0% — 10.0% to address the risk in BlueLinx’s future cash flows • The WACC is computed using a weighted cost of equity derived under the Capital Asset Pricing Model (CAPM) and a weighted after-tax cost of debt » The cost of equity assumes the risk free rate of 3.5% (10 year US treasury rate), a Beta of 1.55 (quantitative measure of BlueLinx’s volatility relative to the market) and a range of market risk premia » The after-tax cost of debt assumes an effective tax rate of 39.0% and a cost of debt of 5.4% (weighted average interest rate on BlueLinx existing revolving credit facility and mortgage debt) as provided by Management » The terminal value, based on Citadel’s analysis, represents roughly 60% — 65% of the total DCF value • Citadel applied a range of 5.0x — 7.0x on Mid-cycle EBITDA to estimate the terminal value which was then discounted by the WACC to derive the present value of Citadel’s terminal value • Mid-cycle EBITDA calculated as the average EBITDA for the periods 2009A through 2015E Citadel Securities August 11, 2010 24 24

PRELIMINARY DRAFT — SUBJECT TO REVISION Discounted Cash Flow Analysis — Downside Case Discounted Free Cash Flow Analysis Mid-Cycle Fiscal year Ending December 31, CAGR EBITDA ‘09-’15E 2009A(4) 2010E(4) 2H 2010 2011E 2012E 2013E 2014E 2015E ‘10E-’15E Total Revenues $2,779.7 $1,646.1 $1,857.3 $885.4 $2,230.1 $2,851.2 $3,426.2 $4,033.2 $4,705.4 20.4% % Growth (40.8%) 12.8% NA 20.1% 27.9% 20.2% 17.7% 16.7% EBITDA (1) $66.4 $10.9 ($9.3) $0.9 ($8.4) $11.1 $48.9 $89.2 $137.2 $186.7 189.1% % Growth NM NM NA NM 341.3% 82.5% 53.9% 36.0% % Margin (0.6%) 0.0% NA 0.5% 1.7% 2.6% 3.4% 4.0% Less: Income Taxes (2) (4.8) — (0.1) — - — ($13.3) ($52.2) Less: Capital Expenditures (1.8) (5.2) (3.9) (10.0) (10.0) (12.0) (12.0) (12.0) Less: Working Capital Investment (3) 14.2 (34.4) 45.8 4.9 (46.1) (30.2) (58.0) (48.2) Unlevered Free Cash Flow ($38.6) $33.4 $6.0 ($7.2) $47.0 $53.9 $74.3 Terminal Multiple & Discount Rate Sensitivities Discounted PV of Terminal Value at Various Total Enterprise Value at (5) (6) Discount Cash Flows Mid-Cycle EBITDA Exit Multiples(6) (7) Various Mid-Cycle EBITDA Exit Mult. Rate 2H ‘10E — ‘15E 5.0x 6.0x 7.0x 5.0x 6.0x 7.0x 8.0% $153.5 $225.9 $271.1 $316.3 $379.4 $424.6 $469.7 8.5% 151.1 + 220.8 264.9 309.1 = 371.8 416.0 460.1 9.0% 148.7 215.7 258.9 302.0 364.5 407.6 450.8 9.5% 146.4 210.9 253.0 295.2 357.3 399.5 441.6 10.0% 144.2 206.1 247.3 288.6 350.3 391.5 432.8 Less Equity Vaue at Implied Price Per Share at (6) (6) (8) Discount Net Debt Various Mid-Cycle EBITDA Exit Mult. Various Mid-Cycle EBITDA Exit Mult. Rate @ 7/3/2010 5.0x 6.0x 7.0x 5.0x 6.0x 7.0x 8.0% $421.1 ($41.7) $3.5 $48.7 ($1.19) $0.10 $1.39 8.5% 421.1 = (49.3) (5.1) 39.0 = (1.41) (0.15) 1.12 9.0% 421.1 (56.6) (13.5) 29.7 (1.62) (0.38) 0.85 9.5% 421.1 (63.8) (21.6) 20.6 (1.82) (0.62) 0.59 10.0% 421.1 (70.8) (29.6) 11.7 (2.02) (0.84) 0.33 Source: Company filings and Management (1) 2009A adjusted to include Pension Expense and excludes one time charges (2) Excludes tax refund in 2010 and includes cash impact after NOL carry forwards per Company (3) Working capital excludes bank overdrafts (4) Per Company Management, the $17.8mm gain from Georgia-Pacific (net of $1.0mm write-off of an intangible asset associated with the agreement) is equivalent to the present value of lost future contributions over the remaining life of the contract originally scheduled to end on May 7, 2010 (contract terminated April 27, 2009). The 2009 and 2010E EBITDA are pro forma to assume the early termination did not occur and are pro-rata for the amount expected to be generated in 2010 (i.e. 33% of the total gain). (5) Assumes mid-year convention for discounting projection period cash flows (6) Terminal value based upon Mid-cycle EBITDA multiple (7) Present value adjusted for fair value of swap agreement of $6.2mm as of 7/3/10 (8) Net debt at 7/30/10 is calculated as the sum of current debt, bank overdrafts, capital leases and unfunded pension liability less unrestricted cash and restricted cash in escrow for mortgage liability Citadel Securities August 11, 2010 25 25

PRELIMINARY DRAFT — SUBJECT TO REVISION Discounted Cash Flow Analysis — Base Case Discounted Free Cash Flow Analysis Mid-Cycle Fiscal year Ending December 31, CAGR EBITDA ‘09-’15E 2009A(4) 2010E(4) 2H 2010 2011E 2012E 2013E 2014E 2015E ‘10E-’15E Total Revenues $2,779.7 $1,646.1 $1,939.0 $967.2 $2,537.7 $3,168.0 $3,752.5 $4,369.3 $5,041.5 21.1% % Growth (40.8%) 17.8% NA 30.9% 24.8% 18.4% 16.4% 15.4% EBITDA (1) $80.1 $10.9 ($9.3) $10.8 $1.4 $31.9 $60.9 $104.5 $156.8 $205.1 80.3% % Growth NM NM NA 196.9% 90.6% 71.6% 50.1% 30.8% % Margin (0.6%) 0.6% NA 1.3% 1.9% 2.8% 3.6% 4.1% Less: Income Taxes (2) (4.8) — (0.1) — - ($1.7) ($41.8) ($59.9) Less: Capital Expenditures (1.8) (5.2) (3.9) (10.0) (10.0) (12.0) (12.0) (12.0) Less: Working Capital Investment (3) 14.2 (34.4) 45.8 (22.0) (40.3) (30.4) (58.3) (48.2) Unlevered Free Cash Flow ($28.8) $43.3 ($0.0) $10.6 $60.4 $44.7 $85.0 Terminal Multiple & Discount Rate Sensitivities Discounted PV of Terminal Value at Various Total Enterprise Value at (5) (6) Discount Cash Flows Mid-Cycle EBITDA Exit Multiples(6) (7) Various Mid-Cycle EBITDA Exit Mult. Rate 2H ‘10E — ‘15E 5.0x 6.0x 7.0x 5.0x 6.0x 7.0x 8.0% $183.9 $272.6 $327.1 $381.6 $456.5 $511.0 $565.6 8.5% 181.2 + 266.4 319.6 372.9 = 447.6 500.9 554.1 9.0% 178.6 260.3 312.4 364.4 438.9 490.9 543.0 9.5% 176.0 254.4 305.3 356.2 430.4 481.3 532.2 10.0% 173.5 248.7 298.4 348.2 422.1 471.9 521.6 Less Equity Vaue at Implied Price Per Share at (6) (6) (8) Discount Net Debt Various Mid-Cycle EBITDA Exit Mult. Various Mid-Cycle EBITDA Exit Mult. Rate @ 7/3/2010 5.0x 6.0x 7.0x 5.0x 6.0x 7.0x 8.0% $421.1 $35.4 $90.0 $144.5 $1.01 $2.57 $4.13 8.5% 421.1 = 26.5 79.8 133.1 = 0.76 2.28 3.80 9.0% 421.1 17.8 69.9 121.9 0.51 2.00 3.48 9.5% 421.1 9.3 60.2 111.1 0.27 1.72 3.17 10.0% 421.1 1.1 50.8 100.5 0.03 1.45 2.87 Source: Company filings and Management (1) 2009A adjusted to include Pension Expense and excludes one time charges (2) Excludes tax refund in 2010 and includes cash impact after NOL carry forwards per Company (3) Working capital excludes bank overdrafts (4) Per Company Management, the $17.8mm gain from Georgia-Pacific (net of $1.0mm write-off of an intangible asset associated with the agreement) is equivalent to the present value of lost future contributions over the remaining life of the contract originally scheduled to end on May 7, 2010 (contract terminated April 27, 2009). The 2009 and 2010E EBITDA are pro forma to assume the early termination did not occur and are pro-rata for the amount expected to be generated in 2010 (i.e. 33% of the total gain). (5) Assumes mid-year convention for discounting projection period cash flows (6) Terminal value based upon Mid-cycle EBITDA multiple (7) Present value adjusted for fair value of swap agreement of $6.2mm as of 7/3/10 (8) Net debt at 7/30/10 is calculated as the sum of current debt, bank overdrafts, capital leases and unfunded pension liability less unrestricted cash and restricted cash in escrow for mortgage liability Citadel Securities August 11, 2010 26 26

PRELIMINARY DRAFT — SUBJECT TO REVISION Discounted Cash Flow Analysis — Upside Case Discounted Free Cash Flow Analysis Mid-Cycle Fiscal year Ending December 31, CAGR EBITDA ‘09-’15E 2009A(4) 2010E(4) 2H 2010 2011E 2012E 2013E 2014E 2015E ‘10E-’15E Total Revenues $2,779.7 $1,646.1 $2,018.8 $1,046.9 $2,768.4 $3,484.8 $4,078.8 $4,705.4 $5,377.6 21.6% % Growth (40.8%) 22.6% NA 37.1% 25.9% 17.0% 15.4% 14.3% EBITDA (1) $96.9 $10.9 ($9.3) $20.3 $11.0 $45.9 $83.3 $128.3 $180.7 $229.4 62.4% % Growth NM NM NA 126.0% 81.6% 54.1% 40.8% 27.0% % Margin (0.6%) 1.0% NA 1.7% 2.4% 3.1% 3.8% 4.3% Less: Income Taxes (2) (4.8) — (0.1) — - ($30.9) ($51.8) ($70.6) Less: Capital Expenditures (1.8) (5.2) (3.9) (10.0) (10.0) (12.0) (12.0) (12.0) Less: Working Capital Investment (3) 14.2 (34.4) 45.8 (37.6) (45.8) (36.7) (52.5) (47.2) Unlevered Free Cash Flow ($19.3) $52.8 ($1.8) $27.5 $48.8 $64.4 $99.5 Terminal Multiple & Discount Rate Sensitivities Discounted PV of Terminal Value at Various Total Enterprise Value at (5) (6) Discount Cash Flows Mid-Cycle EBITDA Exit Multiples(6) (7) Various Mid-Cycle EBITDA Exit Mult. Rate 2H ‘10E — ‘15E 5.0x 6.0x 7.0x 5.0x 6.0x 7.0x 8.0% $221.3 $329.9 $395.8 $461.8 $551.2 $617.2 $683.1 8.5% 218.1 + 322.3 386.8 451.3 = 540.5 604.9 669.4 9.0% 215.0 315.0 378.0 441.0 530.0 593.0 656.0 9.5% 211.9 307.9 369.5 431.0 519.8 581.4 642.9 10.0% 208.9 300.9 361.1 421.3 509.9 570.1 630.2 Less Equity Vaue at Implied Price Per Share at (6) (6) (8) Discount Net Debt Various Mid-Cycle EBITDA Exit Mult. Various Mid-Cycle EBITDA Exit Mult. Rate @ 7/3/2010 5.0x 6.0x 7.0x 5.0x 6.0x 7.0x 8.0% $421.1 $130.1 $196.1 $262.1 $3.72 $5.60 $7.49 8.5% 421.1 = 119.4 183.8 248.3 = 3.41 5.25 7.09 9.0% 421.1 108.9 171.9 234.9 3.11 4.91 6.71 9.5% 421.1 98.7 160.3 221.9 2.82 4.58 6.34 10.0% 421.1 88.8 149.0 209.2 2.54 4.26 5.98 Source: Company filings and Management (1) 2009A adjusted to include Pension Expense and excludes one time charges (2) Excludes tax refund in 2010 and includes cash impact after NOL carry forwards per Company (3) Working capital excludes bank overdrafts (4) Per Company Management, the $17.8mm gain from Georgia-Pacific (net of $1.0mm write-off of an intangible asset associated with the agreement) is equivalent to the present value of lost future contributions over the remaining life of the contract originally scheduled to end on May 7, 2010 (contract terminated April 27, 2009). The 2009 and 2010E EBITDA are pro forma to assume the early termination did not occur and are pro-rata for the amount expected to be generated in 2010 (i.e. 33% of the total gain). (5) Assumes mid-year convention for discounting projection period cash flows (6) Terminal value based upon Mid-cycle EBITDA multiple (7) Present value adjusted for fair value of swap agreement of $6.2mm as of 7/3/10 (8) Net debt at 7/30/10 is calculated as the sum of current debt, bank overdrafts, capital leases and unfunded pension liability less unrestricted cash and restricted cash in escrow for mortgage liability Citadel Securities August 11, 2010 27 27

PRELIMINARY DRAFT — SUBJECT TO REVISION Weighted Average Cost of Capital Debt / WACC Analysis Company Name Total Cap Low High Cost of Equity Wood Products U.S. Risk Free Rate (10 year U.S. Treasury) 3.5% 3.5% Canfor Corp. 22.3% Norbord, Inc. 44.7% (1) Louisiana-Pacific Corp. 44.8% Equity Market Risk Premium 5.5% 7.5% Small Cap Risk Premium (2) 4.0% 4.0% Universal Forest Products Inc. 10.4% Barra Beta (3) 1.55 1.55 West Fraser Timber Co. Ltd. 16.1% Ainsworth Lumber Co. Ltd. 67.5% Cost of Equity 16.0% 19.1% Median 33.5% Mean 34.3% Cost of Debt Weighted Average Cost of Debt (Pre-tax) (4) 5.4% 5.4% Distributors Effective Marginal Tax Rate 39.0% 39.0% Interline Brands Inc. 33.3% Weighted Average Cost of Debt (After-tax) 3.3% 3.3% CanWel Building Materials Group Ltd. 38.8% Debt/Capitalization (Market) 70.0% 50.0% Builders FirstSource, Inc. 45.0% Huttig Building Products Inc. 67.6% WACC 7.1% 11.2% Beacon Roofing Supply Inc. 33.8% Watsco Inc. NA Simpson Manufacturing Co., Inc. NA Median 38.8% Mean 43.7% Total Median 38.8% Mean 38.6% BlueLinx (5) 77.0% Source: Company filings, Bloomberg, Barra Beta, and Management Note: Debt includes mortgage debt, revolving credit facility, unfunded pension liabilities and capital leases as available (1) Source: Ibbotson Associates, SBBI 2009 Yearbook, Market Results for 1926-2009. Long-horizon expected equity risk premium. Large company stock total returns minus intermediate-term government bond income returns (2) Source: Ibbotson Associates, SBBI 2009 Yearbook, Market Results for 1926-2009. Equals 3.99% and 1.85% for market capitalization ranges of $1.0 — $431.3mm and $432.2 — $1,600.2mm, respectively (3) Source: Barra long term version local predicted beta (4) Excludes unfunded pension liabilities; Revolver interest rate used is weighted average calculation per Management (5) Debt includes mortgage debt, revolving credit facility, unfunded pension liabilities and capital leases and excludes bank overdraft as available Citadel Securities August 11, 2010 28 28

Appendix 2 Citadel Securities September 11, 2009 9

PRELIMINARY DRAFT — SUBJECT TO REVISION BlueLinx Shareholder Momentum Investment Est. Cost Basis % of Shares Held As of: Rank Institution Style LIFO FIFO Total 6/30/2010 3/31/2010 12/31/2009 9/30/2009 6/30/2009 3/31/2009 12/31/2008 9/30/2008 1 Cerberus Capital Management, L.P. Blend NA NA 55.3% 18,100,000 18,100,000 18,100,000 18,100,000 18,100,000 18,100,000 18,100,000 18,100,000 2 Stadium Capital Management, LLC Blend 5.96 3.88 4.8 1,579,689 1,219,363 1,201,761 1,201,761 1,134,884 768,120 593,837 593,437 3 Dimensional Fund Advisors LP Blend 8.08 6.15 4.0 1,308,429 1,348,816 1,453,068 1,474,690 1,577,088 1,587,819 1,585,490 1,309,239 4 Regent Street Capital L.L.C. Deep Value 2.74 2.74 3.8 1,233,709 1,233,709 1,233,709 1,233,709 1,233,709 1,233,709 1,233,709 — 5 HSBC Global Asset Management (UK) Limited Growth 2.74 2.74 3.4 1,124,500 1,124,500 1,124,500 1,124,500 1,124,500 1,124,500 1,124,500 — 6 The Vanguard Group, Inc. GARP 11.97 11.33 1.2 390,989 395,366 383,580 381,827 375,658 362,307 361,923 358,823 7 BlackRock, Inc. GARP 3.21 3.15 1.0 339,532 339,532 426,573 13,144 15,114 2,000 2,000 2,000 8 Exis Capital Management, Inc. Growth 3.30 3.30 1.0 333,332 333,332 — - — - — - 9 Renaissance Technologies Corp. Growth 7.05 4.73 1.0 316,000 316,000 328,000 339,700 300,800 290,300 394,700 337,300 10 State Street Global Advisors, Inc. GARP 5.80 3.96 0.5 162,266 162,266 171,415 184,265 115,500 50,550 44,980 90,095 11 Goldman Sachs Asset Management, L.P. Growth 4.08 4.26 0.4 116,288 116,288 116,288 142,535 13,935 13,935 13,935 — 12 Northern Trust Global Investments GARP 5.00 4.77 0.3 110,912 110,912 109,220 106,939 42,126 15,231 15,066 15,795 13 The Bank of New York Mellon Corp GARP 8.90 8.08 0.2 72,414 59,968 59,663 60,276 60,990 50,707 49,865 42,865 14 JPMorgan Asset Management Holdings Inc. Growth 3.14 3.14 0.2 59,000 59,000 62,475 27,167 30,375 — - — 15 D. E. Shaw Investment Management, L.L.C. Growth 6.91 4.42 0.2 58,639 58,639 86,795 92,812 104,704 149,704 135,104 130,185 16 Numeric Investors LLC GARP 10.55 6.22 0.2 55,405 55,405 63,805 79,565 88,305 94,100 97,000 143,100 17 California Public Employees’ Retirement System GARP 5.86 3.16 0.2 55,300 55,000 138,100 57,600 31,600 32,400 63,200 38,800 18 New Zealand Superannuation Fund Value 7.27 6.36 0.2 49,600 49,600 49,600 49,600 49,600 56,268 56,268 56,268 19 Parametric Portfolio Associates LLC GARP 2.89 3.11 0.1 48,174 49,347 59,111 28,177 26,677 14,431 — 55,295 20 The Oxford Asset Management Co Ltd Value 4.02 4.02 0.1 35,776 — - — - — - — Total Shares (Top 20 Institutional) 25,549,954 25,187,043 25,167,663 24,698,267 24,425,565 23,946,081 23,871,577 21,273,202% Outstanding 78.1% 77.0% 77.0% 75.5% 74.7% 73.2% 73.0% 65.1% Volume Weighted Average Price $4.02 $3.30 $3.15 $4.26 $3.12 $2.20 $2.74 $5.45 Increase Neutral Source: Capital IQ, Bloomberg and FactSet Citadel Securities August 11, 2010 30 30

PRELIMINARY DRAFT — SUBJECT TO REVISION Management Projections: Downside Case ($ in millions) Fiscal Year Ended December 31, 2009A 2010E 2011E 2012E 2013E 2014E 2015E Housing Starts (‘000s) 906 554 575 725 900 1,050 1,200 1,400% Growth (38.9%) 3.8% 26.1% 24.1% 16.7% 14.3% 16.7% Revenue / Incremental Start $2.97 $3.23 $3.08 $3.17 $3.26 $3.36 $3.36 Total Revenue 2,780 $1,646.1 $1,857.3 $2,230.1 $2,851.2 $3,426.2 $4,033.2 $4,705.4% Growth (40.8%) 12.8% 20.1% 27.9% 20.2% 17.7% 16.7% Gross Profit 315 $193.2 $222.5 $262.0 $335.0 $402.6 $473.9 $552.9 Margin % 11.7% 12.0% 11.8% 11.8% 11.8% 11.8% 11.8% EBITDA 11 $0.2 ($1.4) $11.1 $48.9 $89.2 $137.2 $186.7 Margin % 0.0% NM 0.5% 1.7% 2.6% 3.4% 4.0% Operating Expenses 326 $237.5 $241.1 $263.6 $298.0 $326.3 $351.3 $382.5% of Sales 14.4% 13.0% 11.8% 10.5% 9.5% 8.7% 8.1% Operating Income (11) ($44.3) ($18.6) ($1.5) $37.0 $76.3 $122.6 $170.4 Margin % NM NM NM 1.3% 2.2% 3.0% 3.6% Non-Operating Inc/(Exp) $27.5 $3.6 — - — - -Interest Expense 40.1 31.5 33.0 33.0 35.6 36.3 36.5 Income Before Taxes (56.9) (46.6) (34.5) 4.0 40.7 86.4 133.9 Margin % NM NM NM 0.1% 1.2% 2.1% 2.8% Taxes $4.8 — - — - $13.3 $52.2 Net Income (61.7) (46.6) (34.5) 4.0 40.7 73.1 81.7 Margin % NM NM NM 0.1% 1.2% 1.8% 1.7% Sales Headcount 598 619 638 669 695 714 724 Capex $1.8 $5.2 $10.0 $10.0 $12.0 $12.0 $12.0 Working Capital Investment (1) (11.7) 20.6 1.6 46.1 30.2 58.0 48.2 Free Cash Flow (2) (21.7) (34.9) (30.3) (40.2) 11.4 17.7 37.8 Cash 29.5 10.0 19.0 20.0 25.0 25.0 25.0 Debt 341.7 383.4 430.5 471.9 465.7 448.3 443.8 Source: Company Management (1) Working capital calculated as the year-over-year change in current assets minus current liabilities. Current assets include Accounts receivable, Inventory, Deferred tax assets and Other current assets Current liabilities include Accounts payable, Bank overdrafts, Accrued compensation, Long-term debt, Current debt (2008 only), and Other current liabilities (2) Free cash flow calculated as EBITDA less interest, non-cash interest, taxes, and change in working capital Citadel SecuritiesAugust 11, 2010 31 31

PRELIMINARY DRAFT — SUBJECT TO REVISION Management Projections: Base Case ($ in millions) Fiscal Year Ended December 31, 2009A 2010E 2011E 2012E 2013E 2014E 2015E Housing Starts (‘000s) 906 554 601 825 1,000 1,150 1,300 1,500% Growth (38.9%) 8.5% 37.3% 21.2% 15.0% 13.0% 15.4% Revenue / Incremental Start $2.97 $3.23 $3.08 $3.17 $3.26 $3.36 $3.36 Total Revenue 2,780 $1,646.1 $1,939.0 $2,537.7 $3,168.0 $3,752.5 $4,369.3 $5,041.5% Growth (40.8%) 17.8% 30.9% 24.8% 18.4% 16.4% 15.4% Gross Profit 315 $193.2 $232.3 $298.2 $372.2 $440.9 $513.4 $592.4 Margin % 11.7% 12.0% 11.8% 11.8% 11.8% 11.8% 11.8% EBITDA 11 $0.2 $8.5 $31.9 $60.9 $104.5 $156.8 $205.1 Margin % 0.0% 0.4% 1.3% 1.9% 2.8% 3.6% 4.1% Operating Expenses 326 $237.5 $241.1 $278.8 $323.3 $349.3 $371.2 $403.6% of Sales 14.4% 12.4% 11.0% 10.2% 9.3% 8.5% 8.0% Operating Income (11) ($44.3) ($8.8) $19.3 $49.0 $91.6 $142.2 $188.8 Margin % NM NM 0.8% 1.5% 2.4% 3.3% 3.7% Non-Operating Inc/(Exp) $27.5 $3.6 — - — - -Interest Expense 40.1 34.2 32.8 32.9 34.6 35.0 35.2 Income Before Taxes (56.9) (39.4) (13.5) 16.1 57.0 107.2 153.6 Margin % NM NM NM 0.5% 1.5% 2.5% 3.0% Taxes $4.8 — - — $1.7 $41.8 $59.9 Net Income (61.7) (39.4) (13.5) 16.1 55.3 65.4 93.7 Margin % NM NM NM 0.5% 1.5% 1.5% 1.9% Sales Headcount 598 619 638 726 731 734 736 Capex $1.8 $5.2 $10.0 $10.0 $12.0 $12.0 $12.0 Working Capital Investment (1) (11.7) 20.6 28.5 40.3 30.4 58.3 48.2 Free Cash Flow (2) (21.7) (25.0) (45.8) (22.4) 25.8 9.7 49.8 Cash 29.5 10.0 19.0 20.0 25.0 25.0 25.0 Debt 341.7 373.4 435.9 459.6 440.6 434.8 418.1 Source: Company Management (1) Working capital calculated as the year-over-year change in current assets minus current liabilities. Current assets include Accounts receivable, Inventory, Deferred tax assets and Other current assets Current liabilities include Accounts payable, Bank overdrafts, Accrued compensation, Long-term debt, Current debt (2008 only), and Other current liabilities (2) Free cash flow calculated as EBITDA less interest, non-cash interest, taxes, and change in working capital Citadel Securities August 11, 2010 32 32

PRELIMINARY DRAFT — SUBJECT TO REVISION Management Projections: Upside Case ($ in millions) Fiscal Year Ended December 31, 2009A 2010E 2011E 2012E 2013E 2014E 2015E Housing Starts (‘000s) 906 554 625 900 1,100 1,250 1,400 1,600% Growth (38.9%) 12.8% 44.0% 22.2% 13.6% 12.0% 14.3% Revenue / Incremental Start $2.97 $3.23 $3.08 $3.17 $3.26 $3.36 $3.36 Total Revenue 2,780 $1,646.1 $2,018.8 $2,768.4 $3,484.8 $4,078.8 $4,705.4 $5,377.6% Growth (40.8%) 22.6% 37.1% 25.9% 17.0% 15.4% 14.3% Gross Profit 315 $193.2 $241.8 $325.3 $409.5 $479.3 $552.9 $631.9 Margin % 11.7% 12.0% 11.8% 11.8% 11.8% 11.8% 11.8% EBITDA 11 $0.2 $18.0 $45.9 $83.3 $128.3 $180.7 $229.4 Margin % 0.0% 0.9% 1.7% 2.4% 3.1% 3.8% 4.3% Operating Expenses 326 $237.5 $241.1 $292.0 $338.1 $363.8 $386.8 $418.8% of Sales 14.4% 11.9% 10.5% 9.7% 8.9% 8.2% 7.8% Operating Income (11) ($44.3) $0.7 $33.3 $71.4 $115.4 $166.1 $213.1 Margin % NM 0.0% 1.2% 2.0% 2.8% 3.5% 4.0% Non-Operating Inc/(Exp) $27.5 $3.6 — - — - -Interest Expense 40.1 31.4 32.5 32.1 33.3 33.4 32.0 Income Before Taxes (56.9) (27.0) 0.8 39.3 82.1 132.7 181.1 Margin % NM NM 0.0% 1.1% 2.0% 2.8% 3.4% Taxes $4.8 — - — $30.9 $51.8 $70.6 Net Income (61.7) (27.0) 0.8 39.3 51.2 81.0 110.4 Margin % NM NM 0.0% 1.1% 1.3% 1.7% 2.1% Sales Headcount 598 619 669 735 738 736 736 Capex $1.8 $5.2 $10.0 $10.0 $12.0 $12.0 $12.0 Working Capital Investment (1) (11.7) 20.6 44.1 45.8 36.7 52.5 47.2 Free Cash Flow (2) (21.7) (15.4) (47.3) (4.6) 15.5 31.0 67.5 Cash 29.5 10.0 19.0 20.0 25.0 25.0 25.0 Debt 341.7 363.8 427.5 433.0 424.4 397.2 362.5 Source: Company Management (1) Working capital calculated as the year-over-year change in current assets minus current liabilities. Current assets include Accounts receivable, Inventory, Deferred tax assets and Other current assets Current liabilities include Accounts payable, Bank overdrafts, Accrued compensation, Long-term debt, Current debt (2008 only), and Other current liabilities (2) Free cash flow calculated as EBITDA less interest, non-cash interest, taxes, and change in working capital Citadel Securities August 11, 2010 33 33